Exhibit 10.2

FORM OF RULE 12d1-4
FUND OF FUNDS INVESTMENT AGREEMENT
FOR UNAFFILIATED FUNDS
THIS AGREEMENT, dated as of [ ], between each Acquiring Fund identified on Schedule A (each, an “Acquiring Fund”), the investment adviser to each Acquiring Fund, and each Acquired Fund identified on Schedule A (each, an “Acquired Fund” and together with the Acquiring Funds, the “Funds”), each Fund acting on its own behalf and separately from all of the other Funds and not jointly or jointly and severally with any of the other Funds. To the extent multiple Acquiring Funds and/or Acquired Funds are parties to this Agreement, the Agreement is to be treated as if each Acquiring Fund and each Acquired Fund had been the subject of a separate agreement, and references in the Agreement to “the Acquiring Fund” and “the Acquired Fund” shall mean each Acquiring Fund individually and each Acquired Fund individually, as the case may be.
WHEREAS, each Fund is an investment company that (a) is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) (a “registered investment company”), or (b) has elected to be regulated as a business development company under the 1940 Act (a “business development company”) (each registered investment company or business development company, a “regulated fund”);
WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a regulated fund may invest in securities of another regulated fund; Section 12(d)(1)(B) limits the extent to which a registered open-end investment company, its principal underwriter, or registered brokers or dealers may knowingly sell securities of the registered open-end investment company to another regulated fund; and Section 12(d)(1)(C) limits the extent to which a regulated fund may invest in the securities of a closed-end regulated fund;
WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”), permits a regulated fund, such as the Acquiring Fund, to invest in securities of another regulated fund, such as the Acquired Fund, in excess of the limits of Section 12(d)(1)(A), (B), and (C) of the 1940 Act, subject to compliance with the conditions of the Rule; and
WHEREAS, the Acquiring Fund may, from time to time, invest in securities of the Acquired Fund in excess of the limitations of Section 12(d)(1)(A) and/or (C) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule and in consideration of the potential benefits to the Acquiring Fund and the Acquired Fund arising out of the Acquiring Fund’s investment in the Acquired Fund, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.Terms of Investment
(a)In order to help reasonably address the risk of undue influence on the Acquired Fund by the Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, the Acquiring Fund and the Acquired Fund agree as follows:

(i)     Timing/advance notification of redemptions/repurchases. The Acquiring Fund will use reasonable efforts to spread large redemption/repurchase requests (greater than [ ]% of the Acquired Fund’s total outstanding shares) over multiple repurchase or tender offer windows, as the case may be, or to provide advance notification of redemption/repurchase requests to the Acquired Fund whenever practicable and consistent with the Acquiring Fund’s best interests. The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem/repurchase and constitutes an estimate that may differ materially from the amount, timing, and manner in which a redemption/repurchase request is submitted, if any.

    (ii)      Scale of investment. The Acquiring Fund has provided summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund, and will promptly update the Acquired Fund in the event the information provided changes.

(b)In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund.

(c)The Acquiring Fund acknowledges and agrees that, to the extent permitted by the Acquired Fund’s organizational and offering documents, the Acquired Fund, in its sole discretion, may reject any purchase or other acquisition of the Acquired Fund’s securities by the Acquiring Fund and may repurchase or redeem some or all of the Acquiring Fund’s investment in the Acquired Fund at any time, whether to comply with regulatory requirements or for any other reason.

2.Representations and Obligations of the Acquired Funds
    In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule, as interpreted or modified by the SEC or its staff from time to time, with respect to an investment by the Acquiring Fund, or this Agreement.

3.Representations and Obligations of the Acquiring Funds
(a)In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A) or Section 12(d)(1)(C), the Acquiring Fund and its investment adviser agree to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its staff from time to time, applicable to the Acquiring Fund’s investment in the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule, as interpreted or modified by the SEC or its staff from time to time, with respect to its investment in the Acquired Fund, or this Agreement.

(b)The Acquiring Fund shall promptly notify the Acquired Fund:

(i)of any purchase or acquisition of shares in the Acquired Fund that causes the Acquiring Fund to hold 3% or more of the Acquired Fund’s total outstanding voting securities;

(ii)of any purchase or acquisition of shares in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities;

(iii)of any purchase or acquisition of shares in the Acquired Fund that causes the Acquiring Fund and its advisory group (as defined in Rule 12d1-4(d) under the 1940 Act, “Advisory Group”) to hold more than 10% of the Acquired Fund’s total outstanding voting securities;

(iv)of any purchase or acquisition of shares in the Acquired Fund that causes the Acquiring Fund and its Advisory Group to hold more than 25% of the Acquired Fund’s total outstanding voting securities; and

(v)if at any time the Acquiring Fund no longer holds voting securities of the Acquired Fund in excess of an amount noted in (i), (ii), (iii) or (iv) above.

(c)The Acquiring Fund and its investment adviser, on behalf of the Acquiring Fund’s Advisory Group, agree that the Acquiring Fund and its Advisory Group shall (i) vote their shares at any meeting of shareholders of the Acquired Fund, and (ii) (A) except as provided in sub-paragraph (B) below, or otherwise required by applicable law or rules thereunder, the Acquiring Fund and its Advisory Group will vote all shares of the Acquired Fund held by the Acquiring Fund in the same proportion as the vote of all other holders of such securities (“echo voting”); and (B) if requested in writing by the Acquired Fund at least 30 days prior to the date on which Acquired Fund shareholders are to vote on any matter, the Acquiring Fund and its Advisory

Group will consider, to the extent permitted, voting in their own discretion (rather than echo voting) in accordance with the best interest of its unitholders or shareholders.

(d)     The Acquiring Fund and its investment adviser, on behalf of the Acquiring Fund’s Advisory Group, agrees that it shall refrain from, directly or indirectly, with respect to the Acquired Fund, proposing, making any filing, or providing any advice, aid, or encouragement to any third party with respect to, any proposals or matters seeking the vote or consent of the Acquired Fund’s shareholders, or any proposals or matters for the consideration of the board of the Acquired Fund, including, but not limited to, (i) declassification of the board of directors or trustees of the Acquired Fund, (ii) removal of any member of the board of directors or trustees of the Acquired Fund, (iii) nomination of any individuals for election to the board of directors or trustees of the Acquired Fund or otherwise seeking appointment to or representation on the Acquired Fund’s board of directors or trustees, (iv) termination of the investment advisory contract between the Acquired Fund and its investment adviser, and (v) any form of business combination, restructuring, recapitalization, dissolution or similar transaction involving the Acquired Fund, including, without limitation, a merger, tender or exchange offer, open-ending, share repurchase or liquidation of the Acquired Fund’s assets.

(e)     Unless required by applicable law, the Acquiring Fund and its investment adviser, on behalf of any Related Parties, agrees that it shall refrain from making any public statements referencing the Acquired Fund.

4.Notices
All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below (which address may be changed from time to time by notice to the other parties).

If to the Acquiring Fund:	If to the Acquired Fund:
[Name] c/o [Company] [Address] [City, State, Zip] Fax: Email: With a copy to: [Name] Attn: Legal Dept. [Address] [City, State, Zip] Fax: Email:	[Name] c/o [Company] [Address] [City, State, Zip] Fax: Email: With a copy to: [Name] Attn: Legal Dept. [Address] [City, State, Zip] Fax: Email:

5.    Additional Funds

Additional Acquiring Funds and/or Acquired Funds, or series thereof, may be added to this Agreement from time to time by an amendment to Schedule A agreed in writing by each affected party.

6.    Term and Termination; Assignment; Amendment

(a)This Agreement shall be effective with respect to a particular Acquiring Fund and a particular Acquired Fund for the duration of that Acquired Fund’s and that Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time. While the terms of the Agreement shall only be applicable to investments made in reliance on the Rule, as interpreted or modified by the SEC or its staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b)This Agreement shall continue with respect to a particular Acquiring Fund and a particular Acquired Fund until terminated in writing by either Fund upon [60] days’ notice to the other Fund; provided, however, that the provisions of Section 3(c), Section 3(d), Section 3(e), Section 7 and Section 8 shall survive the termination of this Agreement. Upon termination of this Agreement with respect to a particular Acquiring Fund and a particular Acquired Fund, that Acquiring Fund may not purchase additional securities of that Acquired Fund beyond the Section 12(d)(1)(A) and/or (C) limits in reliance on the Rule.

(c)This Agreement may not be assigned by any party without the prior written consent of each affected party.

(d)Except as otherwise provided in Section 5, this Agreement may be amended only by a writing that is signed by each affected party.

7.     Indemnification

The Acquiring Fund, severally and not jointly, agrees to hold harmless and indemnify the Acquired Fund, including any principals, directors or trustees, officers, employees, and agents of the Acquired Fund (“Acquired Fund Agents”), against and from any and all losses, expenses, or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any Acquired Fund Agent, to the extent such Claims result from a violation or alleged violation by the Acquiring Fund or any principals, directors or trustees, officers, employees and agents of the Acquiring Fund (“Acquiring Fund Agents”) of (i) any provision of this Agreement or (ii) any provision of the Rule, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

8.    Use of Name

(a)The Acquiring Fund shall not use the name, or any tradename, trademark, trade device, service mark, symbol, logo, or any abbreviation, contraction, derivative, or simulation thereof (collectively, “Service Marks”), of the Acquired Fund, or any of its affiliates, in its marketing materials unless it first receives prior written approval of the Acquired Fund. Likewise, the Acquired Fund shall not use the name, or any Service Mark, of the Acquiring Fund, or any of its affiliates, in its marketing materials unless it first receives prior written approval of the Acquiring Fund. Notwithstanding the foregoing, the Acquiring Fund and Acquired Fund each consents to the use of its name and the names of its affiliates to the extent such use is required by applicable law, rule, or regulation, including, without limitation, use in disclosure documents, shareholder communications, advertising, sales literature, and similar communications of the Acquired Fund or Acquiring Fund, as the case may be, to the extent required by applicable law, rule, or regulation.

(b)It is understood that the names and Service Marks of each party to this Agreement are the valuable property of the party in question and/or its affiliates, and that each other party has the right to use such names and Service Marks pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names and Service Marks of the other parties as appropriate and to the extent that continued use is not required by applicable law, rule, or regulation.

9.    Miscellaneous

(a)This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, warranties, or commitments regarding the subject matter hereof whether oral or in writing.

(b)The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive the party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver of any term of this Agreement must be in writing signed by the waiving party.

(c)If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

(d)This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(e)This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York, without regard to its conflicts of laws provisions.

(f)Unless each party consents in writing to an alternative forum, the sole and exclusive forum for any action arising under or to interpret, apply, enforce or determine the validity of this Agreement shall be brought in the federal courts sitting within the Southern District of New York. Each party hereto shall be (i) deemed to have notice of and consented to the provisions of this paragraph, and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in this paragraph.

(g)In any action, duty, or obligation involving one or more Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to each individual series of the Acquiring Fund(s) that are involved in the matter in controversy separately from all of the other series of the Acquiring Funds and not jointly or jointly and severally with any other series of the Acquiring Funds.

(h)In any action, duty, or obligation involving one or more Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to each individual series of the Acquired Fund(s) (as applicable) that are involved in the matter in controversy separately from all of the other series of the Acquired Funds and not jointly or jointly and severally with any other series of the Acquired Funds.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

[Acquired Fund]

Name of Authorized Signer	Print	Signature
Title:

[Acquiring Fund]

Name of Authorized Signer	Print	Signature
Title:

[Acquiring Fund’s Investment Adviser]

Name of Authorized Signer	Print	Signature
Title:

SCHEDULE A
List of Funds to Which the Agreement Applies

Acquiring Funds                            Acquired Funds